UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 17, 2019

GREEN PLAINS INC.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

001-32924	84-1652107
(Commission file number)	(IRS employer identification no.)

1811 Aksarben Drive, Omaha, Nebraska	68106
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 8.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information disclosed in Item 8.01 of this report is incorporated by reference into this Item 3.02.

Green Plains Inc. (the “Company”) offered and sold the Option Notes (as defined below) to the initial purchasers for cash in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act. The initial purchasers resold the Option Notes for cash at an initial offering price of 100% of the aggregate principal amount thereof to qualified institutional buyers (as defined in Rule 144A under the Securities Act) in reliance on an exemption from registration under the Securities Act provided by Rule 144A under the Securities Act.

Item 8.01. Other Events.

On July 17, 2019, the Company was notified by the initial purchasers of the 4.00% Convertible Senior Notes due 2024 (the “Notes”) under the previously announced private offering, which closed on June 21, 2019, of the partial exercise of their option to purchase an additional $10.0 million aggregate principal amount of the Notes. On July 19, 2019, the Company closed on the issuance of the additional $10.0 million aggregate principal amount of the Notes (the “Option Notes”) to the initial purchasers. The Option Notes resulted in net proceeds to the Company, after deducting commissions and the Company’s estimated offering expenses, of approximately $9.5 million. The Company intends to use the additional proceeds for general corporate purposes.

The Option Notes will have the same terms as the Notes issued on June 21, 2019, and will be issued under the same Indenture dated as of June 21, 2019 between the Company and Wilmington Trust, National Association, as trustee, which terms are described in the Company’s Current Report on Form 8-K filed on June 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2019	Green Plains Inc. By: /s/ Michelle Mapes Michelle Mapes Chief Legal & Administration Officer and Corporate Secretary